CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Management and Organization” and “Financial Highlights” in each of the Prospectuses and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in each of the Statements of Additional Information, each dated October 31, 2025, and each included in this Post-Effective Amendment No. 329 on the Registration Statement (Form N-1A, File No. 333-57793) of SPDR® Series Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports, dated August 29, 2025, with respect to State Street® SPDR® Dow Jones REIT ETF (formerly, SPDR Dow Jones REIT ETF), State Street® SPDR® FactSet Innovative Technology ETF (formerly, SPDR FactSet Innovative Technology ETF), State Street® SPDR® Global Dow ETF (formerly, SPDR Global Dow ETF), State Street® SPDR® ICE Preferred Securities ETF (formerly, SPDR Ice Preferred Securities ETF), State Street® SPDR® MSCI USA StrategicFactorsSM (formerly, SPDR MSCI USA StrategicFactorsSM ETF), State Street® SPDR® NYSE Technology ETF (formerly, SPDR NYSE Technology ETF), State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF (formerly, SPDR Portfolio S&P 1500 Composite Stock Market ETF), State Street® SPDR® Portfolio S&P 400™ Mid Cap ETF (formerly, SPDR Portfolio S&P 400 Mid Cap ETF), State Street® SPDR® Portfolio S&P 500® ETF (formerly, SPDR Portfolio S&P 500 ETF), State Street® SPDR® Portfolio S&P 500® Growth ETF (formerly, SPDR Portfolio S&P 500 Growth ETF), State Street® SPDR® Portfolio S&P 500® High Dividend ETF (formerly, SPDR Portfolio S&P 500 High Dividend ETF), State Street® SPDR® Portfolio S&P 500® Value ETF (formerly, SPDR Portfolio S&P 500 Value ETF), State Street® SPDR® Portfolio S&P 600™ Small Cap ETF (formerly, SPDR Portfolio S&P 600 Small Cap ETF), State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF (formerly, SPDR Portfolio S&P Sector Neutral Dividend ETF), State Street® SPDR® Russell 1000 Low Volatility Focus ETF (formerly, SPDR Russell 1000 Low Volatility Focus ETF), State Street® SPDR® Russell 1000 Momentum Focus ETF (formerly, SPDR Russell 1000 Momentum Focus ETF), State Street® SPDR® Russell 1000 Yield Focus ETF (formerly, SPDR Russell 1000 Yield Focus ETF), State Street® SPDR® S&P® 1500 Momentum Tilt ETF (formerly, SPDR S&P 1500 Momentum Tilt ETF), State Street® SPDR® S&P® 1500 Value Tilt ETF (formerly, SPDR S&P 1500 Value Tilt ETF), State Street® SPDR® S&P 400™ Mid Cap Growth ETF (formerly, SPDR S&P 400 Mid Cap Growth ETF), State Street® SPDR® S&P 400™ Mid Cap Value ETF (formerly, SPDR S&P 400 Mid Cap Value ETF), State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF (formerly, SPDR S&P® 500 Fossil Fuel Reserves Free ETF), State Street® SPDR® S&P 600™ Small Cap Growth ETF (formerly, SPDR S&P 600 Small Cap Growth ETF), State Street® SPDR® S&P 600™ Small Cap Value ETF (formerly, SPDR S&P 600 Small Cap Value ETF), State Street® SPDR® S&P® Aerospace & Defense ETF (formerly, SPDR S&P Aerospace & Defense ETF), State Street® SPDR® S&P® Bank ETF (formerly, SPDR S&P Bank ETF), State Street® SPDR® S&P® Biotech ETF (formerly, SPDR S&P Biotech ETF), State Street® SPDR® S&P® Capital Markets ETF (formerly, SPDR S&P Capital Markets ETF), State Street® SPDR® S&P® Dividend ETF (formerly, SPDR S&P Dividend ETF), State Street® SPDR® S&P® Health Care Equipment ETF (formerly, SPDR S&P Health Care Equipment ETF), State Street® SPDR® S&P® Health Care Services ETF (formerly, SPDR S&P Health Care Services ETF), State Street® SPDR® S&P® Homebuilders ETF (formerly, SPDR S&P Homebuilders ETF), State Street® SPDR® S&P® Insurance ETF (formerly, SPDR S&P Insurance ETF), State Street® SPDR® S&P Kensho Clean Power ETF (formerly, SPDR S&P Kensho Clean Power ETF), State Street® SPDR® S&P Kensho Final Frontiers ETF (formerly, SPDR S&P Kensho Final Frontiers ETF), State Street® SPDR® S&P Kensho Future Security ETF (formerly, SPDR S&P Kensho Future Security ETF), State Street® SPDR® S&P Kensho Intelligent Structures ETF (formerly, SPDR S&P Kensho Intelligent Structures ETF), State Street® SPDR® S&P Kensho New Economies Composite ETF (formerly, SPDR S&P Kensho New Economies Composite ETF), State Street® SPDR® S&P Kensho Smart Mobility ETF (formerly, SPDR S&P Kensho Smart Mobility ETF), State Street® SPDR® S&P® Metals & Mining ETF (formerly, SPDR S&P Metals & Mining ETF), State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF (formerly, SPDR S&P Oil & Gas Equipment & Services ETF), State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF (formerly, SPDR S&P Oil & Gas Exploration & Production ETF), State Street® SPDR® S&P® Pharmaceuticals ETF (formerly, SPDR S&P Pharmaceuticals ETF), State Street® SPDR® S&P® Regional Banking ETF (formerly, SPDR S&P Regional Banking ETF), State Street® SPDR® S&P® Retail ETF (formerly, SPDR S&P Retail ETF), State Street® SPDR® S&P® Semiconductor ETF (formerly, SPDR S&P Semiconductor ETF), State Street® SPDR® S&P® Software & Services ETF (formerly, SPDR S&P

Software & Services ETF), State Street® SPDR® S&P® Telecom ETF (formerly, SPDR S&P Telecom ETF), State Street® SPDR® S&P® Transportation ETF (formerly, SPDR S&P Transportation ETF), State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF (formerly, SPDR Bloomberg 1-3 Month T-Bill ETF), State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF (formerly, SPDR Bloomberg 3-12 Month T-Bill ETF), State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (formerly, SPDR Bloomberg 1-10 Year Tips ETF), State Street® SPDR® Bloomberg Convertible Securities ETF (formerly, SPDR Bloomberg Convertible Securities ETF), State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (formerly, SPDR Bloomberg Emerging Markets USD Bond ETF), State Street® SPDR® Bloomberg High Yield Bond ETF (formerly, SPDR Bloomberg High Yield Bond ETF), State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF (formerly, SPDR Bloomberg Investment Grade Floating Rate ETF), State Street® SPDR® Bloomberg Short Term High Yield Bond ETF (formerly, SPDR Bloomberg Short Term High Yield Bond ETF), State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF (formerly, SPDR MarketAxess Investment Grade 400 Corporate Bond ETF), State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF (formerly, SPDR Nuveen Bloomberg High Yield Municipal Bond ETF), State Street® SPDR® Nuveen ICE Municipal Bond ETF (formerly, SPDR Nuveen Bloomberg Municipal Bond ETF), State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF (formerly, SPDR Nuveen Bloomberg Short term Municipal Bond ETF), State Street® SPDR® Portfolio Aggregate Bond ETF (formerly, SPDR Portfolio Aggregate Bond ETF), State Street® SPDR® Portfolio Corporate Bond ETF (formerly, SPDR Portfolio Corporate Bond ETF), State Street® SPDR® Portfolio High Yield Bond ETF (formerly, SPDR Portfolio High Yield Bond ETF), State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF (formerly, SPDR Portfolio Intermediate Term Corporate Bond ETF), State Street® SPDR® Portfolio Intermediate Term Treasury ETF (formerly, SPDR Portfolio Intermediate Term Treasury ETF), State Street® SPDR® Portfolio Long Term Corporate Bond ETF (formerly, SPDR Portfolio Long Term Corporate Bond ETF), State Street® SPDR® Portfolio Long Term Treasury ETF (formerly, SPDR Portfolio Long Term Treasury ETF), State Street® SPDR® Portfolio Mortgage Backed Bond ETF (formerly, SPDR® Portfolio Mortgage Backed Bond ETF), State Street® SPDR® Portfolio Short Term Corporate Bond ETF (formerly, SPDR Portfolio Short Term Corporate Bond ETF), State Street® SPDR® Portfolio Short Term Treasury ETF (formerly, SPDR Portfolio Short Term Treasury ETF), State Street® SPDR® Portfolio TIPS ETF (formerly, SPDR Portfolio Tips ETF), State Street® SPDR® Portfolio Treasury ETF (formerly, SPDR Portfolio Treasury ETF), State Street® SPDR® MSCI USA Climate Paris Aligned ETF (formerly, SPDR MSCI USA Climate Paris Aligned ETF), State Street® SPDR® MSCI USA Gender Diversity ETF (formerly, SPDR MSCI USA Gender Diversity ETF), State Street® SPDR® S&P 500® ESG ETF (formerly, SPDR S&P 500 ESG ETF), State Street® SPDR® S&P SmallCap 600 ESG ETF (formerly, SPDR S&P SmallCap 600 ESG ETF), State Street® SPDR® US Large Cap Low Volatility Index ETF (formerly, SPDR SSGA US Large Cap Low Volatility Index ETF), State Street® SPDR® US Small Cap Low Volatility Index ETF (formerly, SPDR US Small Cap Low Volatility Index ETF) (the “Funds”) (seventy-nine of the funds constituting SPDR® Series Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended June 30, 2025, into this Registration Statement filed with the Securities and Exchange Commission.

Boston, Massachusetts

October 24, 2025